Exhibit 99.2

AOL Inc.

Trending Schedules

Key Metrics and Financial Information

(Unaudited)

(in millions, except for subscriber information amounts)	2013					2014					2015
	Three months ended				Year ended	Three months ended				Year ended	Three months ended
	March 31	June 30	September 30	December 31	December 31	March 31	June 30	September 30	December 31	December 31	March 31
Subscriber Information:
Domestic AOL subscribers (in thousands) (1)	2,662	2,583	2,508	2,501	2,501	2,422	2,338	2,274	2,217	2,217	2,156
ARPU (2)	$19.22	$20.03	$20.15	$20.01	$19.85	$19.41	$20.86	$21.35	$21.18	$20.70	$20.83
Domestic AOL subscriber monthly average churn (3)	1.9%	1.4%	1.4%	1.3%	1.5%	1.5%	1.6%	1.4%	1.3%	1.5%	1.4%

Unique Visitors: (4)
Domestic average monthly AOL multi-platform unique visitors	135	144	156	171	152	170	171	179	197	179	190
Domestic average monthly desktop unique visitors to AOL Properties	112	116	115	120	116	114	108	108	107	109	107

Global advertising and other revenue:
AOL Properties display	$140.4	$146.2	$141.9	$181.7	$610.2	$136.0	$144.1	$141.5	$171.5	$593.1	$130.5
AOL Properties search	98.1	93.7	95.0	101.7	388.5	97.6	98.9	97.9	108.2	402.6	116.4
Third Party Properties	128.1	128.1	155.5	233.2	644.9	194.7	203.3	227.4	277.1	902.5	231.6
Other	5.9	7.3	7.3	5.7	26.2	5.1	5.4	6.6	5.4	22.5	5.0

Total global advertising and other revenue	$372.5	$375.3	$399.7	$522.3	$1,669.8	$433.4	$451.7	$473.4	$562.2	$1,920.7	$483.5

Global advertising and other revenue net of TAC (5)	274.9	279.0	285.7	350.8	1,190.4	282.9	292.9	294.5	347.2	1,217.5	287.3
Third Party Properties TAC (6)	$77.0	$78.1	$93.8	$144.9	$393.8	$120.2	$123.0	$143.5	$169.1	$555.8	$141.4

Other information:
Adjusted operating income before depreciation and amortization (Adjusted OIBDA) (5)	$105.3	$108.3	$119.8	$147.3	$480.7	$107.3	$121.5	$121.8	$156.7	$507.3	$104.1
Adjusted diluted income per common share (Adjusted Diluted EPS) (5)	$0.43	$0.46	$0.57	$0.64	$2.11	$0.35	$0.45	$0.53	$0.94	$2.28	$0.34
Free Cash Flow (5)	$9.8	$57.3	$64.6	$60.4	$192.1	$(10.5)	$87.5	$101.2	$85.8	$264.0	$13.4

(1)	Domestic AOL subscribers include subscribers participating in introductory free-trial periods and subscribers that are paying no monthly fees or reduced monthly fees through member service and retention programs. Individuals who have only registered for our free offerings, including subscribers who have migrated from paid subscription plans, are not included in the AOL subscriber numbers presented above. Additionally, only those individuals whose subscription includes AOL-brand dial-up access service are included in the AOL subscriber numbers above.

(2)	ARPU represents domestic average monthly subscription revenue per AOL subscriber.

(3)	Churn represents the percentage of AOL subscribers that are either terminated or cancel our services, factoring in new and reactivated subscribers. Monthly average churn is calculated as the monthly average number of terminations plus cancellations divided by the initial AOL subscriber base plus any new registrations and reactivations for the applicable period.

(4)	We utilize unique visitor numbers to evaluate our performance, as unique visitor numbers provide an indication of our consumer reach. Although our consumer reach does not correlate directly to advertising revenue, we believe that our ability to broadly reach diverse demographic and geographic audiences is attractive to brand advertisers seeking to promote their brands to a variety of consumers without having to partner with multiple content providers. AOL multi-platform unique visitor metrics represent a measure of AOL’s unduplicated audience across multiple digital platforms (desktop computers, smartphones and tablets). AOL multi-platform unique visitors represent the estimated number of individuals who visited any content of a website or application owned by AOL or for which the traffic has been assigned to AOL by the owner during the applicable measurement period. Additionally, AOL multi-platform unique visitor metrics also include visitors to AOL’s syndicated video content distributed on third party sites. Desktop unique visitors to AOL Properties represent the estimated number of individuals who visited any content of a website or application owned by AOL or for which the traffic has been assigned to AOL by the owner during the applicable measurement period via a desktop computer. The source for our unique visitor information is a third party (comScore). The three months ended March 31, 2013 for the multi-platform unique visitor metric represents a monthly average for February and March as comScore began reporting the multi-platform metric in February 2013.

(5)	These trending schedules include the financial measures Global advertising and other revenue net of TAC, Adjusted OIBDA, Adjusted Diluted EPS and Free Cash Flow, none of which are financial measures under generally accepted accounting principles (GAAP). These measures may be different than similarly-titled non-GAAP financial measures used by other companies. The presentation of this financial information is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. See “Reconciliation of Non-GAAP Financial Measures” for explanations of our non-GAAP financial measures and a reconciliation of these non-GAAP financial measures to the GAAP financial measures we consider most comparable.

(6)	Third Party Properties TAC represents the TAC related to generation of Third Party Properties advertising revenue.

AOL Inc.

Trending Schedules

Financial Results

(Unaudited)

(in millions, except per share amounts)	2013					2014					2015
	Three months ended				Year ended	Three months ended				Year ended	Three months ended
	March 31	June 30	September 30	December 31	December 31	March 31	June 30	September 30	December 31	December 31	March 31
Revenues:
Advertising and other	$372.5	$375.3	$399.7	$522.3	$1,669.8	$433.4	$451.7	$473.4	$562.2	$1,920.7	$483.5
Subscription	165.8	166.0	161.6	156.7	650.1	149.9	155.1	153.4	148.1	606.5	141.6

Total revenues	538.3	541.3	561.3	679.0	2,319.9	583.3	606.8	626.8	710.3	2,527.2	625.1

Costs of revenues	393.1	399.9	418.6	494.6	1,706.2	457.5	457.4	479.4	526.2	1,920.5	491.6
General and administrative	82.8	76.6	78.2	84.4	322.0	75.3	79.5	81.5	82.1	318.4	76.4
Amortization of intangible assets	9.5	9.1	11.1	15.4	45.1	15.2	16.5	16.9	17.0	65.6	17.3
Restructuring costs	4.8	4.3	19.0	13.2	41.3	11.6	2.9	1.2	6.3	22.0	16.9
Goodwill impairment charge	—	—	17.5	—	17.5	—	—	—	—	—	—
(Gain) loss on disposal of assets, net	(1.8)	(0.5)	0.2	(0.4)	(2.5)	(0.5)	(3.5)	(0.2)	(0.6)	(4.8)	(1.0)

	488.4	489.4	544.6	607.2	2,129.6	559.1	552.8	578.8	631.0	2,321.7	601.2

Operating income	49.9	51.9	16.7	71.8	190.3	24.2	54.0	48.0	79.3	205.5	23.9

Interest and other income (expense), net	(2.8)	(0.7)	(2.1)	(1.0)	(6.6)	0.5	(1.8)	(5.7)	(2.5)	(9.5)	(9.9)
Income tax provision	21.5	23.2	13.1	35.3	93.1	16.0	24.8	14.4	18.0	73.2	8.1

Net income	25.6	28.0	1.5	35.5	90.6	8.7	27.4	27.9	58.8	122.8	5.9

Net (income) loss attributable to noncontrolling interests	0.3	0.5	0.5	0.5	1.8	0.6	0.8	0.6	0.8	2.8	1.1

Net income attributable to AOL Inc.	$25.9	$28.5	$2.0	$36.0	$92.4	$9.3	$28.2	$28.5	$59.6	$125.6	$7.0

Per share information attributable to AOL Inc. common stockholders:
Basic net income per common share (Basic EPS)	$0.34	$0.37	$0.03	$0.46	$1.19	$0.12	$0.35	$0.36	$0.76	$1.59	$0.09
Shares used in computing basic income per common share	76.9	77.2	77.3	78.9	77.6	79.6	79.6	78.3	78.0	78.9	78.1
Diluted net income per common share (Diluted EPS)	$0.32	$0.35	$0.02	$0.43	$1.13	$0.11	$0.34	$0.35	$0.73	$1.51	$0.09
Shares used in computing diluted income per common share	81.1	81.5	81.2	83.5	82.0	84.1	83.3	82.2	82.2	83.0	81.9

AOL Inc.

Trending Schedules

Financial Results - Segment Information

(Unaudited)

(in millions)	2013					2014					2015
	Three months ended				Year ended	Three months ended				Year ended	Three months ended
	March 31	June 30	September 30	December 31	December 31	March 31	June 30	September 30	December 31	December 31	March 31
Revenues:

Brand Group	$189.6	$190.3	$192.5	$222.0	$794.4	$178.8	$185.7	$187.3	$219.1	$770.9	$193.4
Membership Group	211.5	213.8	204.5	209.3	839.1	196.3	203.8	196.7	194.8	791.6	182.6
AOL Platforms	160.9	160.4	188.7	275.0	785.0	230.8	247.1	271.9	330.6	1,080.4	279.8
Corporate and other	0.3	0.3	—	—	0.6	—	—	—	—	—	—
Intersegment eliminations	(24.0)	(23.5)	(24.4)	(27.3)	(99.2)	(22.6)	(29.8)	(29.1)	(34.2)	(115.7)	(30.7)

Total Revenues	$538.3	$541.3	$561.3	$679.0	$2,319.9	$583.3	$606.8	$626.8	$710.3	$2,527.2	$625.1

Adjusted OIBDA: (1)

Brand Group	$(4.9)	$(1.4)	$10.9	$35.6	$40.2	$1.8	$13.1	$17.0	$36.5	$68.4	$12.9
Membership Group	146.4	151.6	149.8	145.9	593.7	138.0	143.4	139.2	141.5	562.1	126.6
AOL Platforms	(2.5)	(11.3)	(7.1)	5.9	(15.0)	(3.5)	(5.0)	(0.6)	13.5	4.4	(9.8)
Corporate and other	(33.7)	(30.6)	(33.8)	(40.1)	(138.2)	(29.0)	(30.0)	(33.8)	(34.8)	(127.6)	(25.6)

Total Adjusted OIBDA	$105.3	$108.3	$119.8	$147.3	$480.7	$107.3	$121.5	$121.8	$156.7	$507.3	$104.1

(1)	This trending schedule includes the financial measure Adjusted OIBDA, which is a non-GAAP financial measure. This measure may be different than similarly-titled non-GAAP financial measures used by other companies. The presentation of this financial information is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. See “Reconciliation of Non-GAAP Financial Measures” for an explanation of Adjusted OIBDA and a reconciliation to Operating Income on a consolidated basis.

AOL Inc.

Trending Schedules

Reconciliation of Non-GAAP Financial Measures (1)

(Unaudited)

(in millions)	2013					2014					2015
	Three months ended				Year ended	Three months ended				Year ended	Three months ended
	March 31	June 30	September 30	December 31	December 31	March 31	June 30	September 30	December 31	December 31	March 31
Global advertising and other revenue net of TAC: (2)
Global advertising and other revenue	$372.5	$375.3	$399.7	$522.3	$1,669.8	$433.4	$451.7	$473.4	$562.2	$1,920.7	$483.5
Less: TAC	97.6	96.3	114.0	171.5	479.4	150.5	158.8	178.9	215.0	703.2	196.2

Global advertising and other revenue net of TAC	$274.9	$279.0	$285.7	$350.8	$1,190.4	$282.9	$292.9	$294.5	$347.2	$1,217.5	$287.3

Adjusted OIBDA: (3)

Operating income	$49.9	$51.9	$16.7	$71.8	$190.3	$24.2	$54.0	$48.0	$79.3	$205.5	$23.9
Add: Depreciation	33.1	32.3	32.0	31.5	128.9	33.4	33.7	33.5	34.1	134.7	32.8
Add: Amortization of intangible assets	9.5	9.1	11.1	15.4	45.1	15.2	16.5	16.9	17.0	65.6	17.3
Add: Restructuring costs	4.8	4.3	19.0	13.2	41.3	11.6	2.9	1.2	6.3	22.0	16.9
Add: Equity-based compensation	9.7	9.9	11.8	15.6	47.0	13.0	17.1	21.3	19.3	70.7	13.0
Add: Asset impairments and write-offs	0.1	1.3	29.0	0.2	30.6	10.4	0.8	1.1	1.3	13.6	1.2
Add: (Gain) loss on disposal of assets, net	(1.8)	(0.5)	0.2	(0.4)	(2.5)	(0.5)	(3.5)	(0.2)	(0.6)	(4.8)	(1.0)

Adjusted OIBDA	$105.3	$108.3	$119.8	$147.3	$480.7	$107.3	$121.5	$121.8	$156.7	$507.3	$104.1

Adjusted Diluted EPS: (4)

Net income attributable to AOL Inc.	$25.9	$28.5	$2.0	$36.0	$92.4	$9.3	$28.2	$28.5	$59.6	$125.6	$7.0
Add (less) items impacting comparability of net income:
Restructuring costs	4.8	4.3	19.0	13.2	41.3	11.6	2.9	1.2	6.3	22.0	16.9
Equity-based compensation expense	9.7	9.9	11.8	15.6	47.0	13.0	17.1	21.3	19.3	70.7	13.0
Asset impairments and write-offs	0.1	1.3	29.0	0.2	30.6	10.4	0.8	1.1	1.3	13.6	1.2
(Gain) loss on disposal of assets, net	(1.8)	(0.5)	0.2	(0.4)	(2.5)	(0.5)	(3.5)	(0.2)	(0.6)	(4.8)	(1.0)
(Gain) loss on foreign currency transactions, net	2.5	(0.2)	0.7	0.3	3.3	0.7	0.6	1.2	2.6	5.1	3.6
Income tax impact of items above (5)	(6.2)	(5.9)	(16.8)	(11.4)	(39.3)	(15.0)	(8.2)	(9.7)	(11.0)	(42.8)	(13.0)

Adjusted Net Income	$35.0	$37.4	$45.9	$53.5	$172.8	$29.5	$37.9	$43.4	$77.5	$189.4	$27.7

Shares used in computing diluted income per common share	81.1	81.5	81.2	83.5	82.0	84.1	83.3	82.2	82.2	83.0	81.9
Adjusted Diluted EPS	$0.43	$0.46	$0.57	$0.64	$2.11	$0.35	$0.45	$0.53	$0.94	$2.28	$0.34

Marginal tax rate (6)	39.9%	39.4%	39.5%	39.4%	39.4%	39.7%	39.7%	39.8%	38.4%	38.4%	40.1%

Free Cash Flow: (7)

Cash provided by operating activities	$40.6	$89.4	$98.9	$90.0	$318.9	$23.5	$125.9	$137.8	$122.5	$409.7	$55.7
Less: Capital expenditures and product development costs	16.6	16.4	19.7	13.0	65.7	16.9	19.4	19.4	18.2	73.9	25.3
Less: Principal payments on capital leases	14.2	15.7	14.6	16.6	61.1	17.1	19.0	17.2	18.5	71.8	17.0

Free Cash Flow	$9.8	$57.3	$64.6	$60.4	$192.1	$(10.5)	$87.5	$101.2	$85.8	$264.0	$13.4

(1)	These trending schedules include the financial measures Global advertising and other revenue net of TAC, Adjusted OIBDA, Adjusted Diluted EPS and Free Cash Flow, all of which are non-GAAP financial measures. These measures may be different than similarly-titled non-GAAP financial measures used by other companies. The presentation of this financial information is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. Explanations of our non-GAAP financial measures are as follows:

(2)	We use Global advertising and other revenue net of TAC, among other measures, to evaluate the financial performance of our business. TAC consists of costs incurred through arrangements in which we acquire third-party online advertising inventory for resale and arrangements whereby partners direct traffic to AOL Properties. We believe that this definition enhances the comparability of our advertising and other revenues to the advertising revenues of certain of our competitors. However, comparable activity may be measured differently by other companies and our revenue sources and TAC may be different than those of our competitors. Therefore, our metrics involving TAC may not be directly comparable to those of our competitors.

(3)	We use Adjusted OIBDA as a supplemental measure of our performance. We define Adjusted OIBDA as operating income before depreciation and amortization excluding the impact of restructuring costs, non-cash equity-based compensation, gains and losses on all disposals of assets, non-cash asset impairments and write-offs and special items. We consider Adjusted OIBDA to be a useful metric for management and investors to evaluate and compare the ongoing operating performance of our business on a consistent basis across reporting periods, as it eliminates the effect of non-cash items such as depreciation of tangible assets, amortization of intangible assets that were primarily recognized in business combinations, asset impairments and write-offs, as well as the effect of restructurings, gains and losses on asset sales and special items, which we do not believe are indicative of our core operating performance. We exclude the impact of equity-based compensation to allow us to be more closely aligned with the industry and analyst community.

A limitation of this measure, however, is that it does not reflect the periodic costs of capitalized tangible and intangible assets used in generating revenues in our business or the current or future expected cash expenditures for restructuring costs. The Adjusted OIBDA measure also does not include equity-based compensation, which is and will remain a key element of our overall long-term compensation package. Moreover, the Adjusted OIBDA measures do not reflect gains and losses on asset sales, impairment charges and write-offs related to goodwill, intangible assets and fixed assets or special items which impact our operating performance. We evaluate the investments in such tangible and intangible assets through other financial measures, such as capital expenditure budgets, investment spending levels and return on capital.

(4)	We define Adjusted Diluted EPS as diluted net income per common share excluding the net-of-tax impact of restructuring costs, non-cash equity-based compensation, gains and losses on all disposals of assets, non-cash asset impairments and write-offs, gains and losses from foreign currency transactions and special items. We consider Adjusted Diluted EPS to be useful to management and investors as a profitability measure to allow comparison of our results to historical periods and forecasting of our results for future periods. A limitation of Adjusted Diluted EPS is that it does not include all items that impact our net income and diluted net income per common share for the period. We compensate for this limitation by also relying on diluted net income per common share as a comparable GAAP financial measure.

(5)	The income tax impacts of restructuring charges, equity-based compensation and asset impairments and write-offs are calculated by applying the marginal tax rate to deductible items. The income tax impacts of (gain) loss on disposal of assets and (gain) loss on foreign currency transactions are calculated by using the actual tax expense for the transactions.

(6)	For the three months ended March 31, June 30, and September 30 of each year presented, the marginal tax rate used was calculated based on AOL’s projected normalized annual effective tax rate as of the ending balance sheet date for the respective quarter. For the three months and years ended December 31, the marginal tax rate used was calculated based on AOL’s actual normalized annual effective tax rate as of December 31 of the respective year.

(7)	We define Free Cash Flow as cash provided by operating activities, less capital expenditures and product development costs and principal payments on capital leases. We consider Free Cash Flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated by the business that, after capital expenditures and product development costs and principal payments on capital leases, can be used for strategic opportunities, including investing in our business, making strategic acquisitions, and strengthening the balance sheet. Analysis of Free Cash Flow also facilitates management’s comparisons of our operating results to competitors’ operating results. A limitation on the use of this metric is that Free Cash Flow does not represent the total increase or decrease in cash for the period because it excludes certain non-operating cash flows.